Exhibit 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Joseph DiFrancesco, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual report of Raven Moon Entertainment on Form 10-KSB for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Raven Moon Entertainment.



                                            By:  /s/  Joseph DiFrancesco
                                               -------------------------------
                                                      Joseph DiFrancesco
                                                      President;
                                                      Chief Executive Officer
                                                      and Chief Financial
                                                      Officer